EXHIBIT 10.61

INDEMNIFICATION AGREEMENT

This Indemnification Agreement is made as of the                  day of                               , 20      ("Effective Date"), by and between MILLER ENERGY RESOURCES, INC., a Tennessee corporation (the "Company") and                                  , and individual (the "Indemnitee").

RECITALS:
A.Indemnitee currently serves or has served as a director, officer, or employee of the Company and in such capacity or capacities is performing or has performed valuable services for the Company.
B.The Tennessee Business Corporation Act, as amended from time to time (the “Act”), as well as the Charter and Bylaws of the Company, contemplate the Company’s indemnifying and advancing expenses to officers, directors, employees and agents of the Company in certain circumstances.
C.From time to time, the directors, officers or employees may be named as parties to certain lawsuits, legal proceedings or investigations arising from or related to his or her service to the Company (“Proceedings”), or otherwise be called as witnesses in or the subject of examination or investigation in connection with such a Proceeding (each such director, officer or employee who is a party to, witness in or subject to examination or investigation in connection with a Proceeding being a “Participant”).
D.The Board of Directors of the Company has approved an indemnification program designed to protect the interests of the Company and protect its directors, officers or employees form costs associated with Proceedings (defined below) arising from or related to the performance by those directors, officers or employees in the course of the business to the extent permitted under the Act.
E.The parties desire to set forth herein certain agreements as to the mechanisms for obtaining such indemnification and advancements.

AGREEMENT:
Now, therefore, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Company and the Indemnitee hereby agree as follows:
1.Defined Terms. Terms used in this Agreement and not otherwise defined in this Agreement shall have the meaning given such terms in the Act as of the Effective Date.
2.Indemnification Generally. In connection with any Proceeding for which Indemnitee has requested indemnification and submitted an Affirmation (defined below), in the absence of a determination by the Company pursuant to the second paragraph of Section 43(c) of the Bylaws of the Company or pursuant to the Act (including, but not limited to, clause (a) of Section 48-18-506 of the Act or any successor thereto), as the case may be, that the Company is not lawfully permitted to pay such indemnity, the Company shall indemnify Indemnitee for all costs and expenses incurred in connection with Proceedings to which the Indemnitee is a Participant on the terms otherwise set forth herein.
3.Advancement of Expenses.
(a)If the Indemnitee is a Participant in a Proceeding, and the Indemnitee desires that the Company pay directly or reimburse the Indemnitee for the reasonable expenses incurred or payable by the Indemnitee in connection with such Proceeding in advance of final disposition of the Proceeding, the Indemnitee shall provide the following to the Company:
(i)Promptly after the Indemnitee is alerted to his likely status as a Participant in any Proceeding, an affirmation and undertaking in the form attached hereto as Annex A (the “Affirmation”); and
(ii)Promptly after the incurrence of such expenses from time to time, a written request for indemnification and payment of expenses, accompanied by a copy of the invoice(s) or other itemization of expenses supported by relevant documentation, together with a statement by the Indemnitee that the expenses have been actually incurred or are payable and were reasonable and necessary or advisable, all in the form attached hereto as Annex B (the “Advancement Request”).

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(b)Upon the Company’s receipt from the Indemnitee of the Affirmation, the Company shall promptly determine whether it has authority to indemnify the Indemnitee based on the criteria set forth in Sections 48-18-302 and 48-18-502 of the Act (or any successor provisions thereto) (the “Evaluation”), which standards shall apply regardless of whether the Indemnitee is an officer, director, or employee of the Company. The Evaluation shall be conducted by the Board of Directors of the Company, independent special legal counsel, or by the shareholders in a manner consistent with clause (b) of Section 48-18-506 of the Act (or in any successor thereto or as otherwise permitted under the Act from time to time).
(c)On and after the date of the Affirmation is submitted, but prior to the completion of the Evaluation, unless the Board of Directors of the Company shall have previously determined that there is clear and convincing evidence that the Indemnitee has (A) engaged in the misconduct forming the basis for the claims upon which the Proceeding is predicated and (B) such misconduct constitutes (i) a breach of the duty of loyalty to the Company or its shareholders; (ii) an act of bad faith or intentional misconduct or, with respect to a criminal proceeding, a knowing violation of law; or (iii) to the extent an issue in the relevant Proceeding, wrongfully voted to permit distributions for which liability attached under Section 48-18-302 of the Act, the Company shall process and make payment on all Advancement Requests relating to the matter specified in such Affirmation, in accordance with the terms of this Agreement.
(d)With respect to any Proceeding for which an Affirmation has been submitted by the Indemnitee, the Indemnitee shall not be required to submit any subsequent Affirmation, unless the Company, in its reasonable discretion, deems it necessary to obtain another Affirmation or seek another Evaluation before providing further indemnification under this Section 3 with respect to a given Proceeding. In the event that the Company from time to time reasonably requests a subsequent Affirmation under the preceding sentence, if such Affirmation is not provided or if any such Evaluation indicates that such indemnification for or payments of expenses are not permitted with respect to such Proceeding, then the Company shall not be obligated to provide further indemnification to the Indemnitee under this Section 3 in connection with the Proceeding to which such request or such Evaluation relates.
(e)Within 30 days of the Company’s receipt of each Advancement Request duly submitted, the Company shall pay such expense directly to the third party to which the expense is owed, unless the Indemnitee provides written evidence satisfactory to the Company that such third party has already been paid by the Indemnitee, in which case the amounts paid shall be reimbursed to the Indemnitee.
(f)It is anticipated that the Indemnitee will submit the Advancement Request promptly after receipt of the invoice or occurrence of the expense or in advance of occurrence of such expense. If the Indemnitee does not make such request promptly, or fails to provide adequate supporting documentation, then the Company, in its sole discretion, may decline to provide any advancement as to such request to the extent the Company can show it was prejudiced by or would incur material additional costs as a result of such delay. In no event shall the Company be obligated to indemnify or pay for any expenses for which reasonably adequate supporting documentation is not provided.
(g)In the event the Company shall be obligated under this Section 3 to indemnify the Indemnitee for or pay the expenses of the Indemnitee arising from any Proceeding, the Company shall be entitled to assume the defense of the Indemnitee in such Proceeding, with counsel acceptable to and approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of the Company’s election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of separate counsel subsequently incurred by the Indemnitee with respect to the same Proceeding; provided, however, that if (i) the employment of counsel by the Indemnitee has been previously authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the Indemnitee may select and employ Indemnitee’s own counsel to direct the defense thereof and the fees and expenses of such counsel shall be paid by the Company upon compliance with and in accordance with the terms of this Agreement (including Section 3(h) below). Notwithstanding any assumption of the defense of any such Proceeding and employment of counsel with respect thereto by the Company in accordance with the foregoing, the Indemnitee shall have the right to employ his own separate counsel to participate in any such action, suit or proceeding at the Indemnitee’s sole expense.
(h)Indemnitee shall reasonably cooperate with the Company in order to minimize the out-of-pocket expenses of the Company in connection with any advancement or other request for indemnification hereunder. Indemnitee expressly agrees that such cooperation is in the best interests of the Company. In the event a Proceeding and its related costs are covered by insurance maintained by the Company, if the Company determines that such insurance will not cover the costs of separate counsel selected by the Indemnitee because the Company’s insurer has not approved that counsel in accordance with the insurer’s normal practices and procedures, then the Company may object to Indemnitee’s election of such counsel and, following delivery to the Indemnitee of written notice of such objection, the Company shall no longer be obligated to advance funds related to or indemnify Indemnitee for the costs of such counsel

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4.Indemnification after Conclusion of Proceeding. Upon termination of the applicable Proceeding (whether by final judgment not subject to appeal, settlement, or otherwise), the Company, upon receipt of an Indemnity Request (as defined below) in form satisfactory to the Company, shall indemnify the Indemnitee for any liability or expenses incurred by Indemnitee in connection with such Proceeding (not previously paid or advanced by the Company), if there has been no final adjudication adverse to Indemnitee by a court of competent jurisdiction that establishes, by clear and convincing evidence, that circumstances exist which prohibit the Company’s indemnification under Sections 48-18-302 or 48-18-506 of the Act (or any successor provisions thereto). The Company shall promptly pay the requested indemnification within 30 days after it determines that the foregoing conditions have been satisfied. As used in this Agreement, “Indemnity Request” means a written request in the form attached hereto as Annex C in which the Indemnitee requests indemnification as to liability and expenses incurred by the Indemnitee in connection with the Proceeding and which request is accompanied by relevant documentation establishing the Indemnitee’s liability (e.g., a judgment, settlement agreement, etc.) and as to expenses, copies of invoices or other itemization of expenses supported by relevant documentation, together with a statement by the Indemnitee that the expenses (other than litigation expenses incurred by the Company with respect to any litigation defense controlled by the Company) have been actually incurred or are payable and were reasonable and necessary or advisable.
5.Not Exclusive. Nothing in this Agreement shall be construed to prohibit or limit the Company from providing indemnity or advancement of expenses pursuant to the Act. Further, nothing in this Agreement shall be construed to prevent the Indemnitee from seeking to obtain advancement of expenses or indemnity to the extent that it is able to establish that it is otherwise entitled to such indemnity or advancement of expenses under the Company’s Charter and Bylaws, or the Act. To the extent that the Company declines any request made hereunder to provide advancement of expenses or indemnity and the Indemnitee is thereafter successful in obtaining such indemnity or advancement of expenses pursuant to court order, the Company shall pay the Indemnitee’s reasonable expenses (including reasonable attorney’s fees) incurred in obtaining such order.
6.Enforcement. In connection with any action by Indemnitee to obtain a court order for indemnification, the Company shall be entitled to raise as a defense to any such action that the Indemnitee has not met the standards of conduct that make it permissible under this Agreement, the Charter or Bylaws of the Company, the Act or any other applicable law for the Company to indemnify the Indemnitee for the amount claimed. In connection with any claim by an officer or employee of the Company (except where such officer or employee is or was also a director of the Company, and the Proceeding at issues arises from such officer or employee’s conduct as a director) for advances, the Company shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither (i) the failure of the Company to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in this Agreement, the Charter or Bylaws of the Company, the Act or any other applicable law, nor (ii) an Evaluation or other determination by the Company that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. In any suit brought by a director, officer, or employee to enforce a right to indemnification or to an advancement of expenses hereunder or under the Charter or Bylaws of the Company or under the Act, the burden of proving that the director, officer, or employee is not entitled to be indemnified, or to such advancement of expenses, shall be on the Company.
7.Change in Control. Company agrees that if there is a Change in Control (as defined below), then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and expense advances under this Agreement, any other agreement, or any Charter or Bylaw provision now in effect or hereafter adopted, Company shall seek legal advice only from special, independent counsel selected by Indemnitee and approved by Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under this Agreement or applicable law. Company agrees to pay the fees of the special, independent counsel referred to above and fully to indemnify such counsel against any and all expenses and losses arising out of or relating to this Agreement or its engagement pursuant hereto. As used herein, a “Change of Control” shall be deemed to have occurred if at the end of any 12-month period, a majority of the Board of Directors of the Company is composed of persons other than persons who are members of the Board of Directors of the Company as of start of that 12-month period.
8.Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by Company for some or a portion of a liability or expenses but not for the total amount thereof, Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.
9.Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is a witness in any Proceeding by reason of his being an officer, director, or employee, or former officer, director, or employee of the Company, he shall be indemnified against all expenses actually and reasonably incurred by him or on his behalf in connection therewith.

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10.Insurance. The Company shall continue in effect the Company’s D&O insurance policy that is in effect as of the Effective Date with benefits equal to or greater than now provided, so long as such policy is available at reasonable rates as determined by the Company in its discretion.
11.Nonexclusivity, Survival and Subrogation.
(a)The rights to indemnification and advancement provided by this Agreement shall not be exclusive of any other rights to which the Indemnitee may be entitled under the Charter, the Bylaws, the Act, any other statute, insurance policy, agreement, vote of shareholders or directors, or otherwise, both as to actions in the Indemnitee’s official capacity and as to actions in another capacity while holding such office.
(b)The provisions of this Agreement shall survive the death, disability, or incapacity of the Indemnitee or the termination of the Indemnitee’s service as an officer, director, employee or agent of the Company and shall inure to the benefit of, and be enforceable by, the Indemnitee’s heirs, executors, guardians, administrators or assigns.
(c)For each payment made by the Company under this Agreement, the Company shall be subrogated to the extent thereof to all rights of recovery previously vested in the Indemnitee, who shall cooperate with the Company, at the Company’s expense, in executing all such instruments and taking all such other actions as shall be reasonably necessary for the Company to enforce such rights.
12.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without giving effect to the principles of conflict of laws thereof. All determinations made pursuant to this Agreement shall be with respect to Tennessee law.
13.Jurisdiction and Venue. Any suit, action or proceeding to interpret or enforce this Agreement shall be brought exclusively in a court of competent jurisdiction located in Knox County, Tennessee. The parties consent to the jurisdiction of such courts and waive any objection as to improper venue or personal jurisdiction.
14..Exception. Notwithstanding any other provision of this Agreement, the Company shall not be required to indemnify or advance expenses to any director, officer, or employee (or former director, officer, or employee) in connection with any Proceeding (or part thereof) where such person seeks to assert or enforce a claim or claims against the Company unless a court shall determine in a final, non-appealable judgment that such indemnification is required to be made by law.
15.Miscellaneous.
(a)This Agreement shall become effective as of the Effective Date.
(b)This Agreement and the Annexes hereto (including those Annexes delivered by the Indemnitee from time to time) contain the entire agreement of the parties relating to the subject matter hereof.
(c)Any provision of this Agreement may be amended or waived only if such amendment or waiver is in writing and signed, in the case of an amendment, by both parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver hereof nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege.
(d)If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.
(e)Nothing contained in this Agreement is intended to create in the Indemnitee any separate or independent right to continued employment by the Company.
(f)This Agreement may be executed in counterparts, but all such counterparts taken together shall constitute one and the same Agreement. Signatures to this Agreement may be delivered electronically by facsimile transmission or by other electronic means, including transmission of an image of a manual signature transmitted in portable document format (pdf) via email.
(g)The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement or any Annex hereto shall be by way of example rather than limitation. The use of the word “or” in this Agreement or any Annex hereto is intended to be conjunctive rather than disjunctive.

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(h)This Agreement shall be binding on and inure to the benefit of the parties hereto, and their respective successors and assigns.
(i)This Agreement shall continue until and terminate following the later of: (a) 10 years after the date that Indemnitee shall have ceased to serve as a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (b) following the final termination of all pending Proceedings in respect of which Indemnitee has requested indemnification or advancement of expenses hereunder, upon written notice by the Company to the Indemnitee.
(j)Use of the masculine pronoun in this Agreement or any Annex hereto shall be deemed to include usage of the feminine pronoun where applicable.

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IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.

MILLER ENERGY RESOURCES, INC.

By:
Scott M. Boruff
Chief Executive Officer

Address for Notices:

9721 Cogdill Road, Ste 302
Knoxville TN 37932

INDEMNITEE:

[NAME]

Address for Notices:

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ANNEX A
MILLER ENERGY RESOURCES, INC.
AFFIRMATION AND UNDERTAKING IN
CONNECTION WITH ADVANCEMENT OF EXPENSES

The Undersigned is or was a director, officer or employee of Miller Energy Resources, Inc., a Tennessee corporation (the “Company”). The undersigned and the Company are parties to an Indemnification Agreement dated ____________________, 20__ (the “Agreement”). Terms used herein that are defined in the Agreement shall have the meanings ascribed thereto in the Agreement. The Undersigned has requested that the Company pay for or reimburse the attorney’s fees, disbursements, and other costs and expenses actually and reasonably incurred by the Undersigned in connection with his defense of the pending lawsuits described on Schedule 1 attached hereto (the “Proceedings”) and matters that may arise in connection therewith.

1.    The Undersigned hereby affirms his belief that, with respect to the Proceedings and the matters alleged to give rise to the Proceedings or in connection therewith during his service as a director, officer or employee of the Company, he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company. In the event the Proceedings involve a criminal matter, the Undersigned hereby affirms his belief that he had no reasonable cause to believe his conduct was unlawful
2.    If requested in writing by the Company, the Undersigned hereby agrees to repay to the Company any funds (i) paid or advanced by the Company or the Company’s insurance carrier to the Undersigned in connection with the Proceedings and matters that may arise in connection therewith or (ii) paid or advanced by the Company or the Company’s insurance carrier on behalf of the Undersigned in connection with the Proceedings, in the event that it is ultimately determined by a final non-appealable adjudication by a court of competent jurisdiction that the Undersigned has engaged in conduct in connection with the claims made in such Proceedings which, had such determination been known by the Company on the date of this Affirmation, would have relieved the Company of its obligation to indemnify the Undersigned under the terms of the Agreement. Such repayments shall be paid, in full in immediately available funds , within 60 days of written demand therefor.
3.    Nothing contained herein shall constitute a relinquishment or waiver by the Undersigned of any right to request or require indemnification otherwise permitted or not prohibited by the Act and the Company’s Charter and Bylaws.
4.    The Undersigned covenants and agrees to use best efforts to assist the Company, at the Company’s sole cost and expense in gathering information relevant to the Evaluation of the Proceedings specified herein, including providing additional information on such Proceedings and the Undersigned’s involvement in the events underlying such Proceedings.

Dated: , 20
[NAME]

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SCHEDULE 1

Proceedings

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ANNEX B
MILLER ENERGY RESOURCES, INC.
ADVANCEMENT REQUEST

The undersigned is or was an officer, director, or employee of Miller Energy Resources, Inc., a Tennessee corporation (the “Company”). The undersigned and the Company are parties to an Indemnification Agreement dated __________________, 20__ (the “Agreement”). Terms used herein that are defined in the Agreement shall have the meanings ascribed thereto in the Agreement.
The undersigned hereby requests to be indemnified for and receive payments of expenses from the Company in advance of the final disposition of the Proceeding identified below in the aggregate amount of $_____________, pursuant to Section 3(a)(ii) of the Agreement.
The Proceeding to which this Advancement Request relates was described in the Affirmation dated _________________.
Included with this request are copies of invoices, other itemization of expenses, and supporting documentation for the amount requested.
Unless otherwise indicated herein by the undersigned, the Company shall remit the amount requested directly to the third party to which the expense is owed. If the undersigned provides documentation showing that he has already paid the third party, the Company shall reimburse the undersigned at the address provided below.
The undersigned represents and affirms that to the best of his information and belief, the foregoing expenses were actually incurred by him or on his behalf, are reasonable in nature and amount, and necessary or advisable to his defense.

Dated: , 20

[NAME]

[ADDRESS]

Telephone Number: [PHONE]
Email: [EMAIL]

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ANNEX C
MILLER ENERGY RESOURCES, INC.
INDEMNITY REQUEST

The undersigned is or was an officer, director, or employee of Miller Energy Resources, Inc., a Tennessee corporation (the “Company”). The undersigned and the Company are parties to an Indemnification Agreement dated ________________, 20__ (the “Agreement”). Terms used herein that are defined in the Agreement shall have the meanings ascribed thereto in the Agreement.
The undersigned hereby requests indemnification from the Company for liabilities and expenses in the aggregate amount of $_____________, pursuant to Section 4 of the Agreement, incurred by him in his defense (including a judgment against him or settlement amount agreed to with respect to him) in connection with the final adjudication of the following action:

.
Included with this request are copies of a judgment, settlement agreement, invoices, other itemization of expenses, and supporting documentation for the amount requested.
Unless otherwise indicated herein by the undersigned, the Company shall remit the amount requested directly to the third party to which the expense is owed. If the undersigned provides documentation showing that he has already paid the third party, the Company shall reimburse the undersigned at the address provided below.
The undersigned represents and affirms that to the best of his information and belief (i) the foregoing expenses were actually incurred by him on his behalf, are reasonable in nature and amount, and necessary or advisable to his defense, and (ii) the undersigned is entitled to indemnification in accordance with Section 4 of the Agreement.

Dated: , 20

[NAME]

[ADDRESS]

Telephone Number: [PHONE]
Email: [EMAIL]

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